UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 4, 2023
Star Equity Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave, Suite 101
Old Greenwich, CT 06870
(Address of principal executive offices, including zip code)

(203) 489-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 4, 2023, Star Equity Holdings, Inc. (the “Company”) entered into a Stock Purchase and Contribution Agreement (the “Purchase Agreement”), dated as of May 4, 2023, by and among the Company, Digirad Health Inc., a Delaware corporation and wholly owned subsidiary of the Company (“DHI”), TTG Imaging Solutions, LLC., a Pennsylvania limited liability company (the “Buyer”), and the Buyer’s Parent, Insignia TTG Parent LLC, a Delaware limited liability company (the “Parent”). Pursuant to the Purchase Agreement, (i) Buyer will purchase 85% of the issued and outstanding shares of DHI, on the terms and subject to the conditions set forth therein, (ii) the Company will contribute to Parent 15% of the issued and outstanding shares of stock of DHI in exchange for New Units (as defined in the Purchase Agreement) of Parent (the “Transaction”). The total aggregate consideration payable to the Company for the Transaction is $40 million, comprised of $27 million in cash, a $7 million promissory note, and $6 million of New Units in the Parent. The Company completed the sale of DHI simultaneously with entering into the Purchase Agreement. The Purchase Agreement contains representations, warranties and covenants of the Company and DHI that are customary for a transaction of this nature. The Purchase Agreement also contains indemnification obligations of the parties thereto.

The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the text of the Purchase Agreement, which is filed as Exhibit 10.1 attached to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.01 by reference.

Item 7.01. Regulation FD Disclosure

On May 5, 2023, the Company issued a press release announcing that it had completed the Transaction. A copy of the press release is furnished as Exhibit 99.1 attached to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished by the Company pursuant to this item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Company will file an amendment to this Current Report on Form 8-K to include the required pro forma financial information for its disposition of DHI on or prior to May 10, 2023, which is the date by which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
10.1	Stock Purchase and Contribution Agreement, by and among Star Equity Holdings, Inc, Digirad Health, Inc., TTG Imaging Solutions, LLC, and Insignia TTG Parent, LLC, dated as of May 4, 2023
99.1	Press Release, dated May 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Equity Holdings, Inc.

By:	/s/ Richard K. Coleman, Jr.
Richard K. Coleman, Jr. Chief Executive Officer
Date:     May 5, 2023